[GRAPHIC OMITTED]
                          PROVIDENT INVESTMENT COUNSEL
                                   GROWTH FUND
                            SMALL COMPANY GROWTH FUND

Prospectus

March 2, 1998,
As Supplemented September 30, 1998


Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders. To learn more about each Fund and its investments, you can obtain a copy of the Funds' most recent financial reports, including performance information and portfolio listing, or a copy of the Statement of Additional Information (SAI). The SAI is dated March 2, 1998, as supplemented September 30, 1998, may be supplemented from time to time, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of either document, call (800) 618-7643. The SEC maintains an internet site
(http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk including the possible loss of principal.

The Funds, unlike many other mutual funds which directly acquire and manage their own portfolios of securities, seek to achieve their investment objectives by investing all of their assets in a PIC Portfolio. Investors should carefully consider this investment approach.

Like all mutual funds, these securities have not approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Facts            __     The Funds at a Glance
                     __     Who May Want to Invest
                     __     Expenses
                     __     Structure of the Funds and
                              the Portfolios
                     __     Financial Highlights
The Funds in Detail  __     Charter
                              How the Fund is organized,
                     __     Information About the Funds'
                     __     Investments The Funds' overall approach
                              to investing.
                     __     Securities and Investment
                     __     Practices More information about how the
                              Funds invest.
                     __     Breakdown of Expenses How
                              operating costs are calculated and what
                              they include.
                     __     Performance
Your Account         __     Ways to Set Up Your Account
                     __     How to Buy Shares
                     __     How to Sell Shares
                     __     Investor Services
                              Services to help you
                              manage your account.
Shareholder          __     Dividends, Capital Gains
Account Policies              and Taxes
                     __     Transaction Details Share price
                              calculations and the timing of purchases
                              and redemptions.
                     __     Exchange Restrictions
General Information  __

The Funds at a Glance

Management: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Funds' Advisor. At December 31, 1997, total assets under PIC's management were over $20 billion.

Growth Fund

Goal: Long term growth of capital.

Strategy: Invests, through the PIC Growth Portfolio, in high quality growth stocks.


Small Company Growth Fund

Goal: Long term growth of capital.

Strategy: Invests, through the PIC Small Cap Portfolio, mainly in equity securities of small companies.

Who May Want to Invest

The Growth Fund may be appropriate for investors who seek potentially high long term returns, but are willing to accept the risk of investing in growth stocks. The Fund is designed for those seeking capital appreciation through a diversified portfolio of equity securities of issuers of all sizes.


The Small Company Growth Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above average long-term returns. The Small Company Growth Fund is designed for those who want to focus on stocks of small capitalization companies in search of above average returns. A company's market capitalization is the total market value of its outstanding common stock. A small company is one with market capitalization or annual revenues at the time of purchase of $250 million or less. The securities of smaller, less well-known companies may be more volatile than those of larger companies. Over time, however, small capitalization stocks have shown greater growth potential than those of larger capitalization companies.

The value of each Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By itself, no Fund constitutes a balanced investment plan. There is no assurance that either Fund will meet its objective.

Expenses

Shareholder Transaction Expenses are charges you pay when you buy, sell or hold shares in a Fund.

Maximum sales charge                   None
Maximum sales charge on reinvested
    dividends                          None
Deferred sales charge                  None
Redemption fee                         None
Exchange fee                           $  5

Annual Operating Expenses are paid out of each Fund's and each Portfolio's assets. The Funds each indirectly pay an investment advisory fee equal to 0.80% of the Fund's average net assets. Each Fund also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. A Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts.

The following are based on expenses incurred during the most recent fiscal year, and are calculated as a percentage of average net assets.

Growth Fund

Management fee (paid by the Portfolio)        0.80%
Other expenses of the Portfolio, after
    reimbursement by PIC                      0.20%
                                              ----
Total Operating Expenses of the Portfolio     1.00%
Administrative fee paid by the Fund to
    PIC                                       0.20%
12b-1 fee                                      None
Other expenses of the Fund, after
    reimbursement by PIC                      0.05%
                                              ----
Total Fund Operating Expenses                 1.25%
                                              ====

PIC reimburses the Growth Fund for any expenses in excess of 1.25% of average net assets. Without this reimbursement, Total Fund Operating Expenses would have been 1.35% of average net assets for the fiscal year ended October 31, 1997.



Small Company Growth Fund

Management fee (paid by the Portfolio)         .80%
Other expenses of the Portfolio                .20%
                                              ----
Total Operating Expenses of the Portfolio     1.00%
Administrative fee paid by the Fund
    to PIC                                     .20%
12b-1 fee                                      None
Other expenses of the Fund, after
    reimbursement by PIC                       .25%
                                              ----
Total Fund Operating Expenses                 1.45%
                                              ====

PIC reimburses the Small Company Growth Fund for any expenses in excess of 1.45% of average net assets. Without this reimbursement, Total Fund Operating Expenses would have been 1.61% for the fiscal year ended October 31, 1997.


PIC retains the ability to be repaid by either Fund if expenses subsequently fall below the specified limit within the next three years.

Examples: Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

Growth Fund

After 1 year       $ 13
After 3 years      $ 40
After 5 years      $ 69

After 10 years     $151

Small Company Growth Fund

After 1 year       $ 15
After 3 years      $ 46
After 5 years      $ 79
After 10 years     $174

These examples illustrate the effect of expenses, but they are not meant to suggest actual or expected costs or returns, all of which may vary. For a more complete description of the various costs and expenses, see "Breakdown of Expenses." The tables above summarize the expenses of both the Portfolios and the Funds. The Trustees expect that the combined per share expenses of the Funds and the Portfolios will be equal to, or may be less than, the expenses that would be incurred by a Fund if it retained an investment manager and invested directly in the types of securities held by a Portfolio.


Structure of the Funds and the Portfolios

Unlike many other mutual funds which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

In addition to selling its shares to a Fund, a Portfolio may sell its shares to other mutual funds or institutional investors. All investors in a Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in a Portfolio may sell their shares to the public at prices different from those of a Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in a Portfolio. Information concerning other holders of interests in a Portfolio is available by calling (800) 618-7643.

The Trustees of PIC Investment Trust (the "Trust") believe that this structure may enable a Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing a Fund's assets in a Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. A Fund's investment in a Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of a Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

Whenever a Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received. For further information, see "The Funds in Detail," "Information about the Funds' Investments" and "Securities and Investment Practices."

                              Financial Highlights

The tables that follow are included in each Fund's Annual Report and have been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Funds' SAI.

Provident Investment Counsel Growth Fund



 Selected Per-Share Data and Ratios
 Years ended October 31                           1997          1996          1995            1994           1993        1992*
 Net asset value, beginning of period          $ 16.25      $   14.25      $    11.70      $    11.60     $   10.81    $  10.00
 Income from Investment Operations:
  Net investment income                           (.15)          (.06)           (.02)            .00           .00         .01
  Net realized and unrealized gain on
   investments                                   3.98           2.06             2.57             .10           .80         .80
 Total from investment operations                3.83           2.00             2.55             .10           .80         .81
 Less: capital gain distributions               (1.94)           .00              .00             .00           .00         .00
 Return of capital dividend                       .00            .00              .00             .00          (.01)        .00
 Net asset value, end of period                $18.14       $  16.25       $    14.25      $    11.70     $   11.60    $  10.81

 Total return                                   26.44%         14.04%           21.79%            .86%         7.40%      20.88%+
- ---------------------------------------------------------------------------------------------------------------------------------
 Ratios and Supplemental Data
 Net assets, end of period (000) omitted       $80.0        $ 116.1        $   131.1       $   102.3      $   88.9     $   5.7
 Ratio of expenses to average net assets         1.35%          1.30%            1.30%           1.53%         1.54%       4.12%+
 Ratio of expenses to average net assets
  after expense reductions**                     1.25%          1.25%            1.25%           1.25%         1.25%       1.25%+
 Ratio of net investment income (loss)
  to average net assets                          (.38%)         (.28%)           (.17%)          (.15%)        (.11%)       .25%+
 Portfolio turnover rate++
                                                67.54%         64.09%           54.89%          68.26%        43.20%       7.42%
 Average commission rate paid by Portfolio     $ 0.0416     $   0.0440             --              --            --          --


*  June 11, 1992 (commencement of operations) to October 31, 1992.
+  Annualized.
** Includes the Fund's share of expenses allocated from PIC Growth Portfolio. ++ Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.




Provident Investment Counsel  Small Company Growth Fund

 Selected Per-Share Data and Ratios
 Year ended October 31                                                     1997              1996
 Net asset value, beginning of period                                   $   9.48         $  10.00
 Income from Investment Operations:
  Net investment (loss)                                                     (.05)            (.03)
  Net realized and unrealized (loss) on investments                          .48             (.49)
 Total from investment operations                                            .43             (.52)
 Net asset value, end of period                                         $   9.91         $   9.48
 Total return                                                               4.54%           (5.20%)

                                                         6

- -----------------------------------------------------------------------------------------------------
 Ratios and Supplemental Data
 Net assets, end of period (000) omitted                                $ 31.0           $   5.2
 Ratio of expenses to average net assets                                   1.61%             4.03%+
 Ratio of expenses to average net assets after expense reductions**        1.45%             1.43%+
 Ratio of net investment income to average net assets                     (0.96%)           (0.91%)+
 Portfolio turnover rate++                                               151.52%            53.11%
 Average commission rate paid by Portfolio                              $  0.0326        $   0.0307

*  June 28, 1996 (commencement of operations) to October 31, 1996.
+  Annualized.
** Includes  the  Fund's  share  of  expenses  allocated  from  PIC  Small  Cap
   Portfolio.
++ Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the Fund's assets are invested.


The Funds in Detail

Charter

Each Fund is a Mutual Fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, each Fund is a diversified series of the Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991.

The Funds and the Portfolios are each governed by a Board of Trustees, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds and the Portfolios, review contractual arrangements with companies that provide services to the Funds and the Portfolios, and review performance. The majority of Trustees are not otherwise affiliated with PIC. Information about the Trustees and officers is contained in the SAI.

The Funds may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. An investment committee of PIC formulates and implements an investment program for each of the Portfolios, including determining which securities should be bought and sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. They seek out companies with significant management ownership of stock, strong management goals, plans and controls; leading proprietary positions in given market niches; and finally companies that may currently be under-researched by Wall Street analysts.

The value of a Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of a Fund, they may be worth more or less than what you paid for them. PIC normally invests each Portfolio's assets according to its investment strategy. Each Portfolio also reserves the right to invest without limitation in short term instruments for temporary, defensive purposes.

PIC may use broker-dealers that sell shares of the Funds to carry out transactions for the Portfolios, provided that the Portfolios receive brokerage services and commission rates comparable to those of other broker-dealers.

PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly-owned subsidiary of United Asset Management Corporation (UAM), a publicly-owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services.

Information About the Funds' Investments

Because the investment characteristics of each Fund will correspond directly to those of the Portfolio in which it invests, the following is a discussion of the various investments of, and techniques employed by, the Portfolios.

Provident Investment Counsel Growth Fund

The Provident Investment Counsel Growth Fund seeks long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in equity securities. Under normal circumstances, the Growth Portfolio will invest at least 80% of its assets in such equity securities. In selecting investments for the Growth Portfolio, PIC will include equity securities of companies of various sizes which are currently experiencing an above-average rate of earnings growth. PIC uses "bottom-up" fundamental research to identify companies which have a five-year average performance record of sales, earnings, pretax margins, return on equity and reinvestment rate, all of which, in the aggregate, are 1.5 times the average performance of the Standard & Poor's Index of 500 Common Stocks for the same period. The Growth Portfolio will invest in a range of small, medium and large companies; the minimum market capitalization of a portfolio security is expected to be $250 million, and the average market capitalization is currently approximately $15 billion. Equity securities in which the Growth Portfolio invests typically average less than a 1% dividend. Currently, approximately 70% of the equity securities in which the Growth Portfolio invests are listed on the New York or American Stock Exchanges, and the remainder are traded on the NASDAQ system or are otherwise traded over-the-counter. PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold.

In unusual circumstances, economic, monetary, technical and other factors may cause PIC to assume a temporary, defensive position during which all or a substantial portion of the Growth Portfolio's assets may be invested in short-term instruments. Under normal market conditions, it is expected that investments in such short-term instruments may range from zero (fully invested) to 20% of the Portfolio's assets.

The Growth Portfolio may also invest up to 20% of its assets in foreign securities.


Provident Investment Counsel Small Company Growth Fund

The Provident Investment Counsel Small Company Growth Fund seeks long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in equity securities of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Small capitalization companies are those whose market capitalization or annual revenues are $250 million or less at the time of the Portfolio's investment. Companies whose capitalization or revenues increase beyond this range after purchase continue to be considered small capitalization for the purposes of the Portfolio's investment policy. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value.

The Small Cap Portfolio may also invest up to 20% of its assets in foreign securities.


Securities and
Investment Practices

The following pages contain more detailed information about the types of instruments in which the Portfolios may invest, and strategies PIC may employ in pursuit of the Portfolios' investment objectives. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of each Fund's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goals. Current holdings and recent investment strategies are described in the Funds' financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call (800) 618-7643.

Equity Securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

Restriction: With respect to 75% of total assets, a Portfolio may not own more than 10% of the outstanding voting securities of a single issuer.

Short-Term Investments are debt securities that mature within a year of the date they are purchased by a Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements.

Restriction: A Portfolio will only purchase short-term investments which are "high quality." High quality means the investments have been rated A-1 by Standard & Poor's Ratings Group (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Exposure to Foreign Markets. A Portfolio may invest in foreign securities.

Restriction: A Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ system.

Options and Futures. A Portfolio has the right to use options and futures to hedge its investments in securities, but PIC does not expect to use these instruments during this fiscal year. A Fund will advise shareholders before any investment in options or futures commences. See the SAI for details.

Risk Factors. Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Options and futures, which are sometimes called derivative securities, also entail certain risks, which are described in detail in the SAI.

Fundamental Investment Policies and Restrictions

Some of the policies and restrictions discussed on this and the preceding pages are fundamental; that is, subject to change only by shareholder approval. The following paragraph states all those that are fundamental. All policies stated throughout the prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

Each Fund seeks long term growth of capital. Each Portfolio, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. Each Portfolio may not invest more than 25% of its total assets in any one industry.

Breakdown of Expenses

Like all mutual funds, each Fund pays fees related to its daily operations. Expenses paid out of a Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolios pay an investment advisory fee to PIC each month for managing its investments at the annual rate of 0.80% of the Portfolio's average net assets.

While the investment advisory fee is a significant component of a Portfolio's (and thus a Fund's) annual operating costs, each Fund also pays other expenses. The Funds pay a fee to PIC for certain administrative services PIC provides. The Funds and the Portfolios each pay a monthly administration fee to Investment Company Administration Corporation (the "Administrator") for managing some of their business affairs. Each Portfolio pays an administration fee at the annual rate of 0.10% of average net assets, subject to an annual minimum of $45,000, and each Fund pays an annual administration fee of $15,000. The Funds and the Portfolios also pay other expenses, such as legal, auditing, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with PIC.

PIC has agreed to reimburse each Fund for investment advisory fees and other expenses if they exceed a certain percentage of the Fund's average net assets. In the case of the Growth Fund, the limit is 1.25% and in the case of the Small Company Growth Fund the limit is 1.45%. PIC retains the ability to be repaid by a Fund if expenses subsequently fall below the specified limit within the next three years. This reimbursement arrangement, which may be terminated at any time without notice, will decrease a Fund's expenses and boost its performance.

Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects a Fund's performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. A Fund may sometimes show its performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

Your Account

Ways to Set Up Your Account

Individual or Joint Tenant
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
- ------------------------------------------------------------------------------
Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications.


* Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(b)  Custodial  Accounts  are  available  to  employees  of most tax-exempt
  institutions,    including    schools,    hospitals   and   other   charitable
  organizations.

* 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
- ------------------------------------------------------------------------------
Gifts or Transfers to Minor (UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
- ------------------------------------------------------------------------------
Trust For money being invested by a trust

The trust must be established before an account can be opened.
- ------------------------------------------------------------------------------
Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

How to Buy Shares

Once each business day, each fund calculates its share price: The share price is the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

Provident Financial Processing Corp. (PFPC) is each Fund's Transfer Agent; its address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and its mailing address is P.O. Box 8943, Wilmington, DE 19899.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, an affiliate of the Administrator, is the Trust's principal underwriter.

Minimum Investments

To Open an Account                                                   $1 million

The Funds may, at their discretion, waive the minimum investment for employees and affiliates of PIC or any other person or organization deemed appropriate.

To Add to an Account                                                       $250

For retirement plans                                                       $250

Through automatic investment plans                                         $100

Minimum Balance                                                          $1,000

For retirement accounts                                                    $500

For Information:                                                 (800) 618-7643

To Invest

By Mail: Provident Investment Counsel Funds
         c/o PFPC Inc.
         P.O. Box 8943
         Wilmington, DE 19899

By Overnight Delivery: Provident Investment Counsel Funds
                              c/o PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

By Telephone: Call (800) 618-7643 and then wire
              federal funds to:
                  PNC Bank
                  Philadelphia, PA
                  ABA# 031-0000-53
                  DDA# 86-0172-6604
                  For Credit to Provident Investment
                   Counsel (Fund Name)
                  Shareholder Name
                  Shareholder Account Name



How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

* You wish to redeem more than $100,000 worth of shares,

* Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

* The check is being made payable to someone other than the account owner. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

* Your name,

* Your Fund account number,

* The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed in the table at right.

* Unless  otherwise  instructed,  PIC will  send a check to the record address.

  Mail your letter to:

  Provident  Investment Counsel Funds
 c/o PFPC Inc.
  P.O. Box 8943
  Wilmington, DE 19899

                  Account Type              Special Requirements

Phone             All account types        * Your telephone call must be
(800) 618-7643    except retirement        received by 4 p.m. Eastern time to
                                           be redeemed on that day.
- -----------------------------------------------------------------------------
Mail or in        Individual, Joint        * The letter of instructions must
Person            Tenant, Sole Propri-     be signed by all persons required
                  etorship, UGMA, UTMA     to sign for transactions, exactly as
                                           their names appear on the account.

                  Retirement Account       * The account owner should complete
                                           a retirement distribution form. Call
                                           (800) 618-7643 to request one.

                  Trust * The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

                  Business or              * At least one person authorized by
                  Organization             corporate resolutions to act on the
                                           account must sign the letter.

                                           * Include a corporate resolution
                                           with corporate seal or a signature
                                           guarantee.

                  Executor,                * Call (800) 618-7643 for
                  Administrator,           instructions.
                  Conservator, Guardian
- -----------------------------------------------------------------------------
Wire              All account types        * You must sign up for the wire
                  except retirement        feature before using it. To verify
                                           that it is in place, call (800)
                                           618-7643. Minimum wire: $5,000.

                                           * Your wire redemption request must
                                           be received by the Fund before
                                           4 p.m. Eastern time for money to
                                           be wired the next business day.

Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC'S telephone representatives can be reached at (800) 618-7643.

Statements and reports  that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

* Financial reports (every six months)

Transaction Services

Exchange Privilege. You may sell your Fund shares and buy shares of the other Provident Investment Counsel Fund by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. PFPC charges a $5 fee for each exchange, which is automatically deducted when the exchange is made. Also see "Exchange Restrictions" on page __.

Systematic withdrawal plans let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day.

Regular Investment Plans

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

Shareholder Account Policies

Dividends, Capital Gains, and Taxes

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1.  Reinvestment  Option.   Your dividend and capital gain distributions will be
automatically reinvested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

      [GRAPHIC OMITTED]      Understanding
                             Distributions

     As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. A Fund passes its earnings along to its investors as distributions.

     A Fund earns dividends from stocks and interest from short term investments held by a Portfolio. These are passed along as dividend distributions. A Fund realizes capital gains whenever a Portfolio sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each Fund's income and short term capital gain distributions are taxed as dividends; long term capital gain distributions are taxed as long term capital gains. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions--including exchanges to the other Provident Investment Counsel Fund--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying   a   dividend." If  you  buy  shares  just  before  a  Fund  deducts  a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to

Transaction Details

Each Fund is open for business each day the New York Stock Exchange (NYSE) is open. PIC calculates each Fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

Each Fund's NAV is the value of a single share. The NAV is computed by adding the value of a Fund's share of investments held by the Portfolio in which it invests, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page __. Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

* PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* Each Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of a Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:


* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days' prior notice of its intention to close your account.

Exchange Restrictions

As a shareholder, you have the privilege of exchanging shares of a Fund for shares of the other Provident Investment Counsel Fund. However, you should note the following:

*    The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

*    Before exchanging into a Fund, read its prospectus.

*    Exchanges may have tax consequences for you.

* Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

* The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

* Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

* Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Portfolio's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio.

Although each Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future.


General Information

Each Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the Investment Company Act of 1940 provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series.

However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely. As of January 31, 1998, the Growth Fund was controlled by the Vanguard Fiduciary Trust Trustee FBO Memorial Health Services Plan 91582.

Year 2000 Risk. Like other business organizations around the world, the Funds could be adversely affected if the computer systems used by their investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Funds' investment advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and it has obtained assurances from the Funds' other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Funds.

                              PIC INVESTMENT TRUST
                    Provident Investment Counsel Growth Fund
             Provident Investment Counsel Small Company Growth Fund

                       Statement of Additional Information
                              Dated March 2, 1998,
                       As Supplemented September 30, 1998

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus of the Provident Investment Counsel Growth Fund and Provident Investment Counsel Small Company Growth Fund, series of PIC Investment Trust (the "Trust"), which share a common prospectus. There are six other series of the Trust: the Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund, Provident Investment Counsel Pinnacle Small Company Growth Fund, Provident Investment Counsel Small Cap Growth Fund and Provident Investment Counsel Tax Managed Growth Fund, which have separate SAIs. The Provident Investment Counsel Growth Fund (the "Growth Fund") invests in the PIC Growth Portfolio and the Provident Investment Counsel Small Company Growth Fund (the "Small Company Growth Fund") invests in the PIC Small Cap Portfolio. (In this SAI, the Growth Fund and the Small Company Growth Fund may be referred to as the "Funds", and the PIC Growth Portfolio and PIC Small Cap Portfolio may be referred to as the "Portfolios.") Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolios. A copy of the applicable prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS
Cross-reference to page
in the prospectus of the
Provident Investment
Counsel Funds

  Investment Objective and Policies        B-2
        The Growth Fund ...............    B-2
        The Small Company Fund.........    B-2
        Investment Restrictions........    B-2
        Repurchase Agreements..........    B-4
        Options Activities.............    B-4
        Futures Contracts..............    B-5
        Foreign Securities.............    B-6
        Forward Foreign Currency
            Exchange Contracts.........    B-6
        Segregated Accounts............    B-7
        Debt Securities and
            Ratings....................    B-7
  Management...........................    B-9
  Custodian and Auditors...............    B-13
  Portfolio Transactions and
        Brokerage......................    B-13
  Additional Purchase and Redemption
        Information....................    B-14
  Net Asset Value......................    B-14
  Taxation.............................    B-14
  Dividends and Distributions..........    B-15
  Performance Information..............    B-15
  General Information..................    B-17
  Financial Statements.................    B-17
  Appendix.............................    B-17

                       INVESTMENT OBJECTIVES AND POLICIES

The Growth Fund

     The investment objective of the Growth Fund is to provide long-term growth of capital. There is no assurance that the Growth Fund will achieve its objective. The Growth Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Growth Portfolio. The Growth Portfolio is a diversified open-end management investment company having the same investment objective as the Growth Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Growth Fund and the Growth Portfolio. Because the investment characteristics of the Growth Fund will correspond directly to those of the Growth Portfolio, the discussion refers to those investments and techniques employed by the Growth Portfolio.

The Small Company Growth Fund

     The investment objective of the Small Company Growth Fund is to provide capital appreciation. There is no assurance that the Fund will achieve its objective. The Small Company Growth Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Small Cap Portfolio. The Small Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Small Company Growth Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Small Company Growth Fund and the Small Cap Portfolio. Because the investment characteristics of the Small Company Growth
Fund will correspond directly to those of the Small Cap Portfolio, the discussion refers to those investments and techniques employed by the Small Cap Portfolio.

Investment Restrictions

     The Trust (on behalf of the Funds) and the Portfolios have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of a Fund or a Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund or a Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund or a Portfolio.

     As a matter of fundamental policy, the Portfolios are diversified; i.e., as to 75% of the value of a Portfolio's total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities). The Funds invest all of their assets in shares of the Portfolios. Each Fund's and each Portfolio's investment objective is fundamental.

     In addition, no Fund or Portfolio may:

     1. Issue senior securities, borrow money or pledge its assets, except that a Fund or a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Make short sales of securities or maintain a short position, except for short sales against the box;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options, except that the Small Cap Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

     5. Act as underwriter (except to the extent a Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that any of the Funds may invest more than 25% of their assets in shares of a Portfolio;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     8. Purchase or sell commodities or commodity futures contracts, except that any Portfolio may purchase and sell stock index futures contracts;

     9. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

     10. Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and the Portfolios and except for repurchase agreements); or

     11. Make investments for the purpose of exercising control or management.

     The Portfolios observe the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

     No Portfolio may:

     1. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class);

     2. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

     3. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).


Repurchase Agreements

     Repurchase agreements are transactions in which a Fund or a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds and the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds and the Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

Options Activities

     The Small Cap Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When the Small Cap Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     The Small Cap Portfolio may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

     The Small Cap Portfolio also may write and purchase put options ("puts"). When the Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When the Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     The Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

Futures Contracts

     The Portfolios may buy and sell stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract may be used as a hedge by any of the Portfolios with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on stock indexes.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Foreign Securities

     The Portfolios may invest in securities of foreign issuers in foreign markets. In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR.

Forward Foreign Currency Exchange Contracts

     The Portfolios may enter into forward contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. The Portfolios may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the

Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At or before the maturity date of a forward contract that requires a Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Segregated Accounts

     When a Portfolio writes an option, sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

Debt Securities and Ratings

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.


                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Portfolios each have a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Jettie M. Edwards (age 52), Trustee       Consulting principal of
76 Seaview Drive                          Syrus Associates (consulting firm)
Santa Barbara, CA 93108

Bernard J. Johnson (age 74),              Retired; formerly Chairman Emeritus
    Trustee Emeritus                      of the Advisor
300 North Lake Avenue
Pasadena, CA 91101

Jeffrey D. Lovell (age 46) Trustee        Managing Director, President and co-
11150 Santa Monica Blvd., Ste 1650        founder of Putnam, Lovell & Thornton,
Los Angeles, CA 90025                     Inc. (investment bankers)

Jeffrey J. Miller (age 48), President     Managing Director and Secretary of
     and Trustee*                         the Advisor; President and Trustee
300 North Lake Avenue                     of each of the Portfolios
Pasadena, CA 91101

Wayne H. Smith (age 57), Trustee          Vice President and Treasurer of
150 N. Orange Grove Blvd.                 Avery Dennison Corporation (pressure
Pasadena, CA 91103                        sensitive material and office
                                          Products manufacturer)

Thad M. Brown (age 48) Vice               Senior Vice President and Chief
     President, Secretary and             Financial Officer of the Advisor
     Treasurer
300 North Lake Avenue
Pasadena, CA 9101

     The Trustees and officers of each of the Portfolios, their business address and their occupations during the past five years are:

Richard N. Frank (age 75), Trustee        Chief Executive Officer, Lawry's
234 E. Colorado Blvd.                     Restaurants, Inc.; formerly Chairman
Pasadena, CA 91101                        of Lawry's Foods, Inc.

Bernard J. Johnson (age 74),              Retired; formerly Chairman Emeritus

Trustee Emeritus                           of the Advisor
300 North Lake Avenue
Pasadena, CA 91101

James Clayburn LaForce (age 69),           Dean Emeritus, John E. Anderson
    Trustee                                Graduate School of Management,
P.O. Box 1585                              University of California, Los
Pauma Valley, CA 92061                     Angeles; Director of The BlackRock
                                           Funds; Trustee of Payden & Rygel
                                           Investment Trust; Director of the
                                           Timken Co., Rockwell International,
                                           Eli Lilly, Jacobs Engineering Group
                                           and Imperial Industries

Jeffrey J. Miller (age 48), President      Managing Director and Secretary of
    and Trustee*                           the Advisor
300 North Lake Avenue
Pasadena, CA 91101

Angelo R. Mozilo (age 59), Trustee         Vice Chairman and Executive Vice
155 N. Lake Avenue                         President of Countrywide Credit
Pasadena, CA 91101                         Industries (mortgage banking)

Thad M. Brown (age 48), Vice               Senior Vice President and Chief
    President, Secretary and               Financial Officer of the Advisor
    Treasurer
300 North Lake Avenue
Pasadena, CA 91101

- ---------------------------------

* denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

         The following compensation was paid to each of the following Trustees. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the "Fund Complex."

                                                             Deferred
                                                           Compensation
          Name of Trustee            Total Compensation       Accrued
          ---------------            ------------------       -------

          Jettie M. Edwards               $12,000(1)              -0-
          Bernard J. Johnson               11,500(1)              -0-
          Jeffrey D. Lovell                11,500(1)           22,093
          Wayne H. Smith                   12,000(1)           23,713
          Richard N. Frank                 12,000(2)           23,604
          James Clayburn LaForce           12,000(2)              -0-
          Angelo R. Mozilo                 12,000(2)           24,153

          (1) Compensation was paid by the Registrant

          (2) Compensation   was  paid  by  three  other  registered  investment
              companies in the "Fund Complex."

          The following persons,  to the knowledge of the Trust, owned more than
          5%
of the outstanding shares of the Growth Fund as of January 31, 1998:

                  Vanguard Fiduciary Trust Co. Trustee - 31.40%
                  FBO Memorial Health Services Plan 91582
                  DTD 12/31/97
                  Attn: Specialized Services
                  P.O. Box 2600 VM 421

                  Milbank Tweed Hadley & McCloy - 6.56%
                  Partners Retirement Plan
                  3 Chase Metrotech Center 5th Floor
                  Brooklyn, NY 11245

                  Harris Trust and Savings Bank Trustee - 5.11%
                  FBO Lower Bucks Hospital
                  Attn: Mark Rovel-6W
                  111 W. Monroe Street
                  Chicago, IL 60603

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund as of January 31, 1998:

                  Wilmington Trust Trustee - 14.55%
                  for A/C 425417-5
                  FBO Integrated Device Technology 401K
                  DTD 9/1/97
                  c/o Mutual Funds
                  1100 N. Market Street
                  Wilmington, DE 19890

                  Pell Rudman Trust Co. NA - 14.39%
                  Nominee Account
                  Attn: Mutual Funds
                  100 Federal Street 37th Floor
                  Boston, MA 02110

                  UMBSC & Co. - 13.42%
                  FBO Interstate Brands Corp.
                  Aggressive Growth Acct.
                  A/C 340419159
                  P. O. Box 419260
                  Kansas City, MO 64141-6260

                  Charles Schwab & Co., Inc. - 13.15%
                  Special Custody Account for Ben of Cust
                  Cash Account
                  101 Montgomery Street
                  San Francisco, CA 94104-4122

                  Libco A Partnership - 9.74%
                  P.O. Box 25848
                  Oklahoma City, OK 73125

                  UMBSC & Co. - 8.74%
                  FBO Interstate Brands Corp.
                  Moderate Growth Acct.
                  A/C 340419142

                  P. O. Box 419260
                  Kansas City, MO 64141-6260

     As of January 31, 1998 shares of either of the Funds owned by the Trustees and officers as a group were less than 1%.


The Advisor

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolios. Subject to the supervision of the Boards of Trustees of the Portfolios, investment management and services will be provided to the Portfolios by the Advisor, pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Portfolios and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services. On February 15, 1995, UAM acquired the assets of the Advisor's predecessor, which had the same name as the Advisor; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Portfolios. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Portfolios at an annual rate of 0.80% of their average net assets. During the three fiscal years ended October 31, 1997, 1996, and 1995, the Advisor earned fees pursuant to the Advisory Agreements as follows: from the Growth Portfolio, $838,058, $949,431 and $1,536,297, respectively; and from the Small Cap Portfolio, $1,525,768, $1,395,748 and $771,499, respectively. However, the Advisor has agreed to limit the aggregate expenses of the Portfolios to 1.00% of average net assets. As a result, the Advisor waived all or a portion of its fee and/or reimbursed expenses of the Growth Portfolio that exceeded these expense limits in the amounts of $48,003, $64,401 and $21,828 during the fiscal years ended October 31, 1997, 1996 and 1995, respectively. The Advisor waived all or a portion of its fee and/or reimbursed expenses of the Small Cap Portfolio that exceeded these expense limits in the amounts of $24,879, $26,098 and respectively.

     Under the Advisory Agreements, the Advisor will not be liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreements will remain in effect for two years from their execution. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     The Advisory Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreements also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust. During the three fiscal years ended October 31, 1997, 1996 and 1995, the Advisor earned fees pursuant to the Administration Agreements from the Growth Fund (formerly the Institutional Growth Fund) of $207,782, $236,786 and $219,070, respectively. During the fiscal years ended October 31, 1997 and 1996, the Advisor earned fees of $45,245 and $3,105, respectively, from the Small Company Growth Fund (formerly the PIC Institutional Small Cap Growth Fund). (The Fund was not in existence in prior years.) However, the Advisor has agreed to limit the aggregate expenses of the Growth Fund to 1.25% of average net assets and the expenses of the Small Company Growth Fund to 1.45%. As a result, the Advisor waived all or a portion of its fee and/or reimbursed expenses of the Growth Fund that exceeded these expense limits in the amounts of $110,144, $55,034 and $56,326 during the fiscal years ended October 31, 1997, 1996 and 1995, respectively. In addition, the Advisor waived all or a portion of its fee and/or reimbursed expenses of the Small Company Growth Fund that exceeded these expense limits in the amounts of $35,623 and $38,198 for the fiscal years ended October 31, 1997 and 1996, respectively.

     The Advisor reserves the right to be reimbursed for any waiver of its fee or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by the Advisor.

The Administrator

     During each of the three years ended October 31, 1997, 1996 and 1995, the Growth Fund paid the Administrator fees in the amount of $15,000. During the fiscal year ended October 31, 1997 and 1996, the Small Company Growth Fund paid the Administrator fees in the amount of $15,000 and $4,999, respectively.

     During the fiscal years ended October 31, 1997, 1996 and 1995, the Growth Portfolio paid the Administrator fees in the amounts of $103,757, $118,678 and $192,037, respectively. During the fiscal years ended October 31, 1997, 1996 and 1995, the Small Cap Portfolio paid the Administrator fees in the amounts of $190,721, $174,469 and $96,687, respectively.

                             CUSTODIAN AND AUDITORS

     The Trust's custodian, Provident National Bank, 200 Stevens Drive, Lester, PA 19113, is responsible for holding the Funds' assets, and Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as the Trust's transfer agent. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolios by placing purchase and sale orders for the Portfolios, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Portfolios and/or other accounts of the Advisor.

     The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     During the fiscal years ended October 31, 1997, 1996 and 1995, the amount of brokerage commissions paid by the PIC Growth Portfolio were $110,376, $148,938 and $243,060, respectively. During the fiscal years ended October 31, 1997. 1996 and 1995, the amount of brokerage commissions paid by the PIC Small Cap Portfolio were $218,087, $115,709 and $59,282, respectively.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolios in the valuation of the Portfolios' investments. The research which the Advisor receives for the Portfolios' brokerage commissions, whether or not useful to the Portfolios, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolios.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares -How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     If the Boards of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Portfolios, in compliance with the Trust's election to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1, the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

                                 NET ASSET VALUE

     The net asset value of the Portfolios' shares will fluctuate and is determined as of the close of trading on the Exchange (generally 4:00 p.m. Eastern time) each business day. Each Portfolio's net asset value is calculated separately.

     The net asset value per share is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio outstanding at such time.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

                                    TAXATION

     The Funds will each be taxed as separate entities under the Internal Revenue Code of 1986 (the "Code") and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     Each Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Total Return

     Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV
where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                           YIELD = 2 [(a-b + 1){6} - 1]
                                       ---
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

     Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc.

("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created eight series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

                              FINANCIAL STATEMENTS

     The annual reports to shareholders for the Funds for the fiscal year ended October 31, 1997 are separate documents supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

To learn more about the Fund and its investments, you can obtain a copy of the Fund's most recent financial reports, including portfolio listing, or a copy of the Statement of Additional Information (SAI). The SAI is dated March 2, 1998, as supplemented September 30, 1998, may be supplemented from time to time, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of either document, call (800) 618-7643. The SEC maintains an internet site
(http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk, including the possible loss of principal.

The Fund, unlike many other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its assets in the PIC Mid Cap Portfolio (the "Portfolio"). Investors should carefully consider this investment approach. For additional information, see "Structure of the Fund and the Portfolio" in this prospectus and "Investment Objective and Policies" in the SAI.

Like all mutual funds, these securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          PROVIDENT INVESTMENT COUNSEL
                              PINNACLE MID CAP FUND



Prospectus
March 2, 1998,
As Supplemented September 30, 1998


Provident  Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

                                    Contents


Key Facts                  2      The Fund at a Glance
                           2      Who May Want to Invest
                           2      Expenses
                           3      Structure of the Fund and the Portfolio
                           5      Financial Highlights
The Fund in Detail         5      Charter
                                      How the Fund is organized.
                           6      Information About the Fund's Investments
                                      The Fund's overall approach to investing.
                           7      Securities and Investment Practices
                                       More information about how the Fund
                                       invests.
                           8      Breakdown of Expenses
                                       How operating costs are calculated and
                                       what they include.
                           8      Performance
                           9      How Sales Charges are Calculated
                                       Sales Charge Waivers
                           10         Sales Charge Reductions
Your Account               11     Ways to Set Up Your Account
                           12     How to Buy Shares
                           13     How to Sell Shares
                           14     Investor Services
                                       Services to help you manage your account.
                           14     Transaction Services
                           14     Exchange Privilege
Shareholder Account        14     Dividends, Capital Gains and Taxes
Policies
                           15     Transaction Details
                                       Share price calculations and the timing
                                       of purchases and redemptions.
General Information        17

Key Facts

The Fund at a Glance

Management:   Provident   Investment  Counsel  ("PIC"),   located  in  Pasadena,
California since 1951, is the Fund's Advisor. At December 31, 1997, total assets under PIC's management were over $20 billion.

Goal:  Long term growth of capital.

Strategy: Invests, through the Portfolio, mainly in equity securities of companies with medium market capitalization.

Who May Want to Invest

The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above average long-term returns. The Fund is designed for those who want to focus on medium capitalization stocks in search of above average returns.

A company's market capitalization is the total market value of its outstanding common stock. A medium capitalization company is one with $500 million to $5 billion in market capitalization. The securities of medium capitalization companies may be more volatile than those of larger companies. Over time, however, medium capitalization stocks have shown greater growth potential than those of larger capitalization companies.

The value of the Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan. There is no assurance that the Fund will meet its objective.

Expenses

Shareholder transaction expenses are charges you pay when you buy, sell or hold shares in the Fund:

Maximum sales charge                               5.75%
Maximum sales charge on reinvested
 dividends                                         None
Deferred sales charge                              None
Redemption fee                                     None(1)
Exchange fee                                       $5.00

Annual operating expenses are paid out of the Fund's and Portfolio's assets. The Fund indirectly pay an investment advisory fee, and also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. The Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts.

On September 3, 1998, the Board of Trustees of PIC Investment Trust (the "Trust") approved the addition of a front-end sales charge to the Fund. The Board of Trustees also approved the implementation of a Shareholder Services Plan (the "Services Plan") under which PIC will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund will pay PIC a monthly fee at an annual rate of up to 0.15% of the Fund's average net assets. PIC will pay certain banks, trust companies, broker-dealers, and other financial intermediaries (each a "Participating Organization") out of the fees PIC receives from the Fund under the Services Plan to the extent that the Participating Organization performs shareholder servicing functions for Fund shares owned by its customers. On September 30, 1998, shareholders of the Fund approved the adoption of a distribution plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act"). Under the Plan, the Fund may pay an amount up to 0.25% of its annual average net assets in shareholder servicing fees to financial services firms that sell sales of the Fund. For additional information, see "Distribution Plan" in the SAI.

The Fund's new fee structure, including the Services Plan fee, is made up of the following components, each based on average annual net assets. PIC has agreed not to increase its limit on the Fund's expense ratios to average net assets with the addition of the Services Plan fee2. The expense limitation may be terminated or revised at any time without notice.

PIC retains the ability to be repaid by the Fund if expenses subsequently fall below the specified limit within the next three years.

The following are expenses expected to be incurred by the Fund and are calculated as a percentage of average net assets.


Management fee (paid by the Portfolio)        0.70%
Other expenses of the Portfolio, after
    reimbursement by PIC                      0.20%
                                               ---
Total operating expenses
    of the Portfolio                          0.90%
Administrative fee paid by the
 Fund to PIC(2)                               0.00%
Shareholder Services Plan fee(2)              0.15%
12b-1 fee                                     0.25%
Other expenses of the Fund, after
    reimbursement by PIC                      0.09%
                                               ---
Total Fund operating expenses                 1.39%

(1) Shareholders who buy $1 million in shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

(2) PIC has agreed to reimburse the Fund and the Portfolio for investment advisory fees and other expenses so that the Fund's ratio of total operating expenses to average net assets will not exceed 1.39%. Without this reimbursement, total fund operating expenses are estimated to be 1.75% of average net assets.


Example: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

After 1 year       $71
After 3 years      $99

This example illustrates the effect of expenses, but it is not meant to suggest actual or expected costs or returns, all of which may vary. For a more complete description of the various costs and expenses, see "Breakdown of Expenses." The table above summarizes the expenses of both the Portfolio and the Fund. The Trustees expect that the combined per share expenses of the Fund and the Portfolio will be equal to, or may be less than, the expenses that would be incurred by the Fund if it retained an investment manager and invested directly in the types of securities held by the Portfolio.

Structure of the Fund and the Portfolio

Unlike many other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling (800) 618-7643.

The Trustees of the Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received. For further information, see "The Fund in Detail," "Information about the Fund's Investments" and "Securities and Investment Practices."

Financial Highlights

The table that follows is included in the Fund's Semi-Annual Report, which has not been audited. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Fund's SAI.



                                        Dec. 31, 1997*
                                            through
                                        April 30, 1998

-------------------------------------------------------
Net asset value, beginning of period  $           10.00
-------------------------------------------------------
Income from investment operations:
Net investment loss                              (0.01)
Net realized and unrealized gain
      on investments                               1.96
-------------------------------------------------------
Total from investment operations                   1.95
Net asset value, end of period        $           11.95
-------------------------------------------------------

Total return                                    19.50%+++
=======================================================

Ratios/supplemental data:
Net assets, end of period (millions)  $             4.6
-------------------------------------------------------
Ratios to average net assets:+**
Expenses after exp. reimbursements                0.99%
Expenses before exp. reimbursements               6.32%
Net investment loss after exp.
   reimbursements                                -0.38%

Portfolio turnover rate ++                       55.12%
Average commission rate paid
by Portfolio                          $          0.0327


*  Commencement of operations
+  Annualized.
** Includes the Fund's share of expenses allocated from PIC Mid Cap Portfolio. ++ Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the Fund's assets are invested.
+++ Not annualized

The Fund in Detail

Charter

The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is a diversified series of the Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991.

The Fund and the Portfolio are each governed by a Board of Trustees, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund and the Portfolio, review contractual arrangements with companies that provide services to the Fund and the Portfolio, and review performance. The majority of Trustees are not otherwise affiliated with PIC. Information about the Trustees and officers is contained in the SAI.

The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.

PIC is the advisor to the Portfolio. Its address is 300 North Lake Avenue, Pasadena, CA 91101. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. They seek out companies with significant management ownership of stock, strong management goals, plans and controls; leading proprietary positions in given market niches; and finally companies that may currently be under-researched by Wall Street analysts.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the Fund, they may be worth more or less than what you paid for them. PIC normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in short term instruments for temporary, defensive purposes.

PIC may use broker-dealers that sell shares of the Fund to carry out transactions for the Portfolio, provided that the Portfolio receives brokerage services and commission rates comparable to those of other broker-dealers.

PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly-owned subsidiary of United Asset Management Corporation (UAM), a publicly-owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services.

Information About the Fund's Investments

Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of, and techniques employed by, the Portfolio.


The Fund seeks long term growth of capital by investing in the Portfolio, which in turn invests primarily in equity securities of companies with medium market capitalizations.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types.

Medium market capitalization companies are those whose market capitalization falls within the range of $500 million to $5 billion at the time of the Portfolio's investment. Companies whose capitalization falls outside this range after purchase continue to be considered medium capitalization for the purposes of the Portfolio's investment policy. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

Securities and
Investment Practices

The following pages contain more detailed information about the types of instruments in which the Portfolio may invest, and strategies PIC may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the Fund's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help thr Portfolio achieve its goals. Current holdings and recent investment strategies are described in the Fund's financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call (800) 618-7643.

Equity Securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include warrants and bonds, debentures and preferred stocks which can be converted into common stocks.

Restriction: With respect to 75% of total assets, the Portfolio may not own more than 10% of the outstanding voting securities of a single issuer.

Short Term Investments are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements.

Restriction: The Portfolio will only purchase short term investments which are "high quality." High quality means the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's")or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

Repurchase Agreement. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Exposure to Foreign Markets. The Portfolio may invest in foreign securities.

Restriction: The Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depository Receipts which are listed on a national securities exchange or included in the NASDAQ system.

Futures. The Portfolio has the right to use futures to hedge its investments in securities, but PIC does not expect to use these instruments during this fiscal year. The Fund will advise shareholders before any investment in futures commences. See the SAI for details.

Risk Factors. Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Futures, which are sometimes called derivative securities, also entail certain risks, which are described in detail in the SAI.

Fundamental Investment Policies and Restrictions

Some of the policies and restrictions discussed on this and the preceding pages are fundamental; that is, subject to change only by shareholder approval. The following paragraph states all those that are fundamental. All policies stated throughout the prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

The Fund's investment objective is a fundamental investment policy. The Portfolio, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio may not invest more than 25% of its total assets in any one industry.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays an investment advisory fee to PIC each month for managing its investments at the annual rate of 0.70% of its average net assets.

While the investment advisory fee is a significant component of the Portfolio's (and thus the Fund's) annual operating costs, the Fund also pays other expenses. The Fund pays shareholder servicing fees to financial services firms that sell shares of the Fund, and these firms typically pass along a portion of these fees to your financial representative for helping you with your investment in the Fund. The maximum amount that the Fund may pay is 0.25% of its annual average net assets (12b-1 fees). For additional information, see "Distribution Plan" in the SAI. The Fund pays PIC a monthly fee at an annual rate of 0.15% of its average net assets for providing, or arranging for others to provide, certain specified shareholder services (shareholder services fees). For additional information, see "Shareholder Services Plan" in the SAI. The Fund and the Portfolio each pay a monthly administration fee to Investment Company Administration Corporation (the "Administrator") for managing some of their business affairs. The Portfolio pays an administration fee at the annual rate of 0.10% of its average net assets subject to an annual minimum of $45,000, and the Fund pays an annual administration fee of $15,000. The Fund and the Portfolio also pay other expenses, such as legal, auditing, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with PIC.

PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses if they exceed 1.39% of the Fund's average net assets. This reimbursement arrangement, which may be terminated at any time without notice, will decrease the Fund's expenses and boost its performance. PIC retains the ability to be repaid by the Fund if expenses subsequently fall below the specified limit within the next three years.

Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Fund may sometimes show its performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

How Sales Charges are Calculated

Sales charges are as follows:

                                                               Dealer Commission
                           As a % of       As a % of your          as a % of
Your investment          offering price      investment          offering price

Up to $49,999                5.75%               6.10%               5.00%
$50,0900-$99,999             4.50%               4.71%               3.75%
$100,000-$249,999            3.50%               3.63%               2.75%
$250,000-$499,999            2.50%               2.56%               2.00%
$500,000-$999,999            2.00%               2.04%               1.60%
$1,000,000 and over           None                None               1.00%

Investments of $1 million or more have no sales charge. The Distributor pays a commission of 1% to financial institutions that initiate purchases of $1 million or more.

Sales Charge Waivers

Shares of the Fund may be sold at net asset value (free of any sales charge) to:
(1) current shareholders of the Fund as of June 30, 1998; (2) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (3) current or retired registered representatives of broker-dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (4) investors who exchange their shares from an unaffiliated investment company which has a sales charge, so long as shares are purchased within 60 days of the redemption; (5) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees; (6) investment advisers and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (7) employee-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan; (8) wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Fund; and (9) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Trust or the Distributor.

Sales Charge Reductions

There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in sales charge schedule. These can be combined in any manner.

Accumulation Privilege - lets you add the value of shares of any of the Provident Investment Counsel Pinnacle Funds ("Pinnacle Funds") you and your family already own to the amount of your next investment in the Fund for purposes of calculating the sales charge.

Letter of Intent - lets you purchase shares of the Fund and any Pinnacle Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

Combination Privilege - lets you combine shares of multiple Pinnacle Funds for purposes of reducing the sales charge on the purchase of Fund shares.

For more  information,  contact your  financial  representative  or the Pinnacle
Funds.

Your Account

Ways to Set Up Your Account

Individual or Joint Tenant
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

- ------------------------------------------------------------------------------
Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

*    403(b)  Custodial  Accounts are  available to employees of most  tax-exempt
     institutions,   including   schools,   hospitals   and   other   charitable
     organizations.

* 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

- ------------------------------------------------------------------------------
Gifts or Transfers to Minor (UGMA, UTMA)

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

- ------------------------------------------------------------------------------
Trust

For money being invested by a trust

The trust must be established before an account can be opened.

- ------------------------------------------------------------------------------

Business or Organization

For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

How to Buy Shares

Once each business day, the Fund calculates its share price: The share price is the Fund's net asset value (NAV) plus the sales charge. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

Provident Financial Processing Corp. (PFPC) is the Fund's Transfer Agent; its address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and its mailing address is P.O. Box 8943, Wilmington, DE 19899.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, is the Trust's principal underwriter.

Minimum Investments

To Open an Account                                    $2,000

For retirement accounts                                 $500

For automatic investment plans                          $250

To Add to an Account                                    $250

For retirement plans                                    $250

Through automatic investment plans                      $100

Minimum Balance                                       $1,000

For retirement accounts                                 $500

For Information:                              (800) 618-7643

To Invest

By Mail: Provident  Investment Counsel Pinnacle Funds
         C/o PFPC Inc.

         P.O. Box 8943
         Wilmington, DE 19899


By Overnight Delivery: Provident Investment Counsel Pinnacle Funds
                              c/o PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

By Telephone: Call (800) 618-7643 and then wire
              federal funds to:
                  PNC Bank
                  Philadelphia, PA
                  ABA# 031-0000-53
                  DDA# 86-0172-6604
                  For Credit to Provident Investment
                   Counsel Pinnacle Mid Cap Fund
                  Shareholder Name
                  Shareholder Account Name

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*    You wish to redeem more than $100,000 worth of shares,

*    Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

* The check is being made payable to someone other than the account owner. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

*    Your name,

*    Your Fund account number,

*    The dollar amount or number of shares to be redeemed, and

*    Any other applicable requirements listed in the table at right.

*    Unless otherwise instructed, PIC will send a check to the record address.

  Mail your letter to:

  Provident  Investment Counsel Pinnacle Funds
  c/o PFPC Inc.
  P.O. Box 8943
  Wilmington, DE 19899

How to Sell Shares:

                  Account Type                  Special Requirements

Phone             All account types             *   Your telephone call must be
(800) 618-7643    except retirement             received by 4 p.m. Eastern time
                                                to be redeemed on that day.
- -----------------------------------------------------------------------------
Mail or in        Individual, Joint             *  The letter of instructions
Person            Tenant, Sole Propri-          must be signed by all persons
                  etorship, UGMA, UTMA          required to sign for
                                                transactions,exactly as their
                                                names appear on the account.

                  Retirement Account            *  The account owner should
                                                complete a retirement
                                                distribution form. Call
                                                (800) 618-7643 to request one.

                  Trust * The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

                  Business or                   *  At least one person
                  Organization                  authorized by corporate
                                                resolutions to act on the
                                                account must sign the letter.

                                                *  Include a corporate
                                                resolution with corporate seal
                                                or a signature guarantee.

                  Executor,                     *  Call (800) 618-7643 for
                  Administrator,                instructions.
                  Conservator, Guardian
- -----------------------------------------------------------------------------
Wire              All account types             *  You must sign up for the
                  except retirement             wire feature before using it.
                                                To verify that it is in place,
                                                call (800) 618-7643. Minimum
                                                wire: $5,000.

                                                *  Your wire redemption request
                                                must be received by the Fund
                                                before 4 p.m. Eastern time for
                                                money to be wired the next
                                                business day.

Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC's telephone representatives can be reached at (800) 618-7643.

Statements and reports  that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*    Financial reports (every six months)

Transaction Services

Regular investment plans. One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically and conveniently. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

Systematic withdrawal plans let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day.

Exchange Privilege. You may sell your Fund shares and buy shares of other Pinnacle Funds by telephone or in writing.

Exchange Restrictions. You should note the following:

*    The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

*    Before exchanging into a Fund, read its prospectus.

*    Exchanges may have tax consequences for you.

* Exchanges into the Fund and other Pinnacle Funds are limited to five per calendar year.

The Fund reserves the right to terminate or modify the exchange privilege in the future.

Shareholder Account Policies

Dividends, Capital Gains, and Taxes

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year. The Fund pays dividends, normally, in December. Capital gains are also normally distributed in December.


Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its earnings along to its investors as distributions.

The Fund earns dividends from stocks and interest from short term investments held by the Portfolio. These are passed along as dividend distributions. The Fund realizes capital gains whenever the Portfolio sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the Fund's income and short term capital gain distributions are taxed as dividends; long term capital gain distributions are taxed as long term capital gains. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

Taxes on transactions. Your redemptions--including exchanges to other Pinnacle Funds--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a dividend." If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

Transaction Details

The Fund is open for business each day the New York Stock Exchange (NYSE) is open. PIC calculates the Fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

The Fund's NAV plus the sales charge is the value of a single share. The NAV is computed by adding the value of the Fund's share of investments held by the Portfolio, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is the redemption price (price to sell one share).

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page ___. Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted plus the sales charge. Note the following:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

*    PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* The Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer, PIC will give you 30 days prior notice of its intention to close your account.

General Information

The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

Year 2000 Risk. Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Fund's investment advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and it has obtained assurances from the Fund's other service providers that they are taking comparable steps. However, assurance that these actions will be sufficient to avoid any adverse impact on the Fund.

                              PIC INVESTMENT TRUST

               Provident Investment Counsel Pinnacle Mid Cap Fund
                       Statement of Additional Information

                              Dated March 2, 1998,
                       As Supplemented September 30, 1998

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus of the Provident Investment Counsel Pinnacle Mid Cap Fund (the "Fund"), a series of PIC Investment Trust (the "Trust"). There are seven other series of the Trust: the Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Small Company Growth Fund, Provident Investment Counsel Growth Fund, Provident Investment Counsel Small Company Growth Fund, Provident Investment Counsel Small Cap Growth Fund and Provident Investment Counsel Tax Managed Growth Fund, which have separate SAIs. The Fund invests in the PIC Mid Cap Portfolio (the "Portfolio"). Provident Investment Counsel (the "Advisor" or "PIC") is the Advisor to the Portfolio. A copy of the Fund's prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS

                                                   Cross-reference to page
                                                   in the prospectus of the
                                                   Provident Investment Counsel
                                                   Pinnacle Mid Cap Fund:
                                                         --------------

Investment Objective and Policies           B-2
      Investment Restrictions               B-2
      Repurchase Agreements                 B-3
      Futures Contracts                     B-4
      Foreign Securities                    B-4
      Forward Foreign Currency
           Exchange Contracts               B-4
      Segregated Accounts                   B-5
      Debt Securities and Ratings           B-6
Management                                  B-6
Custodian and Auditors                     B-10
Portfolio Transactions and Brokerage       B-10
Additional Purchase and
     Redemption Information                B-10
Net Asset Value                            B-11
Taxation                                   B-11
Dividends and Distributions                B-11
Performance Information                    B-12
General Information                        B-13
Financial Statements                       B-13
Appendix                                   B-13

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective. The Fund will attempt to achieve its objective by investing all of its assets in shares of the Portfolio. The Portfolio is a diversified open-end management investment company having the same investment objective as the Fund. The discussion below supplements information contained in the Fund's prospectus as to investment policies of the Fund and the Portfolio. Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the discussion refers to those investments and techniques employed by the Portfolio.

Investment Restrictions

     The Trust (on behalf of the Fund) and the Portfolio have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund or the Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund or the Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio.

     As a matter of fundamental policy, the Portfolio is diversified; i.e., as to 75% of the value of the Portfolio's total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities). The Fund invests all of its assets in shares of the Portfolio. The Fund's and the Portfolio's investment objective is fundamental.

     In addition, neither the Fund nor the Portfolio may:

     1. Issue senior securities, borrow money or pledge its assets, except that the Fund or the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Make short sales of securities or maintain a short position, except for short sales against the box;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options;

     5. Act as underwriter (except to the extent the Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund may invest more than 25% of its assets in shares of the Portfolio;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     8. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts;

     9. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

     10. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and the Portfolio and except for repurchase agreements); or

     11. Make investments for the purpose of exercising control or management.

     The Portfolio observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

     The Portfolio may not:

     1. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class);

     2. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

     3. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

Repurchase Agreements

     Repurchase agreements are transactions in which the Fund or the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund and the Portfolio intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund and the Portfolio intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

Futures Contracts

     The Portfolio may buy and sell stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract may be used as a hedge by the Portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Foreign Securities

     The Portfolio may invest in securities of foreign issuers in foreign markets. In addition, the Portfolio may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR.

Forward Foreign Currency Exchange Contracts

     The Portfolio may enter into forward contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the
Portfolio to sustain losses on these contracts and transaction costs. The Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Segregated Accounts

     When the Portfolio sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Portfolio's obligations pursuant to the forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

Debt Securities and Ratings

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Portfolio has a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolio are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Jettie M. Edwards (age 52),  Trustee           Consulting principal of
76 Seaview Drive                               Syrus Associates (consulting
Santa Barbara, CA 93108                        firm)

Bernard J. Johnson (age 74),                   Retired; formerly Chairman
      Trustee Emeritus                         Emeritus of the Advisor
300 North Lake Avenue
Pasadena, CA 91101

Jeffrey D. Lovell (age 46),  Trustee           Managing Director, President
11150 Santa Monica Blvd., Ste 1650             and co-founder of Putnam,
Los Angeles, CA 90025                          Lovell & Thornton, Inc.
                                               (investment bankers)

Jeffrey J. Miller (age 48),  President         Managing Director and Secretary
      and Trustee*                             of the Advisor; President and
300 North Lake Avenue                          Trustee of each of the
Pasadena, CA 91101                             Portfolios

Wayne H. Smith (age 57),  Trustee              Vice President and Treasurer of
150 N. Orange Grove Blvd.                      Avery Dennison Corporation
Pasadena, CA  91103                            (pressure sensitive material
                                               and office products
                                               manufacturer)

Thad M. Brown (age 48),  Vice                  Senior Vice President and Chief
     President, Secretary and                  Financial Officer of the
     Treasurer                                 Advisor
300 North Lake Avenue
Pasadena, CA 91101

     The Trustees and officers of the Portfolio, their business address and their occupations during the past five years are:

Richard N. Frank (age 75),  Trustee            Chief Executive Officer,
234 E. Colorado Blvd.                          Lawry's Restaurants, Inc.;
Pasadena, CA 91101                             formerly Chairman
                                               of Lawry's Foods, Inc.

Bernard J. Johnson (age 74),                   Retired; formerly Chairman
      Trustee Emeritus                         Emeritus of the Advisor
300 North Lake Avenue
Pasadena, CA 91101

James Clayburn LaForce (age 69),               Dean Emeritus, John E. Anderson
     Trustee                                   Graduate School of Management,
P.O. Box 1585                                  University of California, Los
Pauma Valley, CA 92061                         Angeles;Director of The
                                               BlackRock Funds; Trustee of
                                               Payden & Rygel Investment
                                               Trust; Director of the Timken
                                               Co., Rockwell International,
                                               Eli Lilly, Jacobs Engineering
                                               Group and Imperial Credit
                                               Industries

Jeffrey J. Miller (age 48),  President         Managing Director and Secretary
     and Trustee*                              of the Advisor
300 North Lake Avenue
Pasadena, CA 91101

Angelo R. Mozilo (age 59),  Trustee            Vice Chairman and Executive
155 N. Lake Avenue                             Vice President of Countrywide
Pasadena, CA 91101                             Credit Industries (mortgage
                                               banking)

Thad M. Brown (age 48),  Vice                  Senior Vice President and Chief
     President, Secretary and                  Financial Officer of the Advisor
     Treasurer
300 North Lake Avenue
Pasadena, CA 91101
-----------------------------------

* denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

     The following compensation was paid to each of the following Trustees. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the "Fund Complex."

                                                               Deferred
                                           Total            Compensation
       Name of Trustee               Compensation              Accrued

       Jettie M. Edwards                $12,000(1)                -0-
       Bernard J. Johnson                11,500(1)                -0-
       Jeffrey D. Lovell                 11,500(1)             22,093
       Wayne H. Smith                    12,000(1)             23,719
       Richard N. Frank                  12,000(2)             23,604
       James Clayburn LaForce            12,000(2)                -0-
       Angelo R. Mozilo                  12,000(2)             24,153

(1)  Compensation was paid by the Registrant

(2) Compensation was paid by three other registered investment companies in the "Fund Complex."

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Mid Cap Fund as of January 31, 1998:

                  Larry D. Tashjian and Karen D. Tashjian Trustees - 14.21% DTD 6/13/90
                  512 Bershire Avenue
                  La Canada, CA 91011

                  George Handtmann III Trustee - 14.21%
                  for Handtmann Family Trust
                  DTD 12/23/92
                  333 Lambert Road
                  Carpinteria, CA 93013

                  Jeffrey J. Miller and Paula J. Miller Trustees - 14.21% for Miller Family Trust
                  DTD 4/9/92
                  1252 El Vaso Street
                  La Canada, CA 91011

                  Robert M. Kommerstad and Lila M. Kommerstad Trustee - 14.21% for Kommerstad Family Trust
                  DTD 6/13/75
                  3100 Glenview Terrace
                  Altadena, CA 91001

                  Thomas J. & Julie H. Condon Trustee - 14.21% for the Condon Family Trust
                  DTD 4/5/90
                  850 Holladay Road
                  San Marino, CA 91108

The Advisor

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolio. Subject to the supervision of the Board of Trustees of the Portfolio, investment management and services will be provided to the Portfolio by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Portfolio and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolio and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses;
(vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolio and the legal obligations with respect to which the Trust or the Portfolio may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services. On February 15, 1995, UAM acquired the assets of the Advisor's predecessor, which had the same name as the Advisor; on that date the Advisor entered into a new

Advisory Agreement having the same terms as the previous Advisory Agreement with the Portfolio. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Portfolio at an annual rate of 0.70% of the Portfolio's average net assets.

     Under the Advisory Agreement, the Advisor will not be liable to the Portfolio for any error of judgment by the Advisor or any loss sustained by the Portfolio except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreement will remain in effect for two years from its execution. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Portfolio. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust. The Advisor has agreed to limit aggregate expenses of the Fund to 1.39% of the Fund's average net assets. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by the Advisor. The Administrator

     The Fund and the Portfolio each pay a monthly administration fee to Investment Company Administration Corporation (the "Administrator") for managing some of their business affairs. The Portfolio pays an administration fee at the annual rate of 0.10% of its average net assets subject to an annual minimum of $45,000, and the Fund pays an annual administration fee of $15,000.

Distribution Plan

     The Trustees and/or shareholders of the Trust have adopted, on behalf of each Fund, a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

Shareholder Services Plan

     On September 30, 1998, the Board of Trustees approved the implementation of a Shareholder Services Plan (the "Services Plan") under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund will pay the Advisor a monthly fee at an annual rate of up to 0.15% of the Fund's average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a "Participating Organization") out of the fees the Advisor receives from the Fund under the Services Plan to the extent that the Participating Organization performs shareholder servicing functions for Fund shares owned by its customers.

                             CUSTODIAN AND AUDITORS

     The Trust's custodian, Provident National Bank, 200 Stevens Drive, Lester, PA 19113 is responsible for holding the Fund's assets, and Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as the Trust's transfer agent. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolio by placing purchase and sale orders for the Portfolio, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Portfolio and/or other accounts of the Advisor.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision- making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolio in the valuation of the Portfolio's investments. The research which the Advisor receives for the Portfolio's brokerage commissions, whether or not useful to the Portfolio, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolio.

     Debt securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolio directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of the Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     Reductions in the sales charge are available. For more information, see "Sales Charge Waivers" and "Sales Charge Reductions" in the Prospectus. Shareholders who buy $1 million in shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

                                 NET ASSET VALUE

     The net asset value of the Portfolio's shares will fluctuate and is determined as of the close of trading on the Exchange (generally 4:00 p.m. Eastern time) each business day. The net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio outstanding at such time.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

                                    TAXATION

     The Fund will each be taxed as a separate entity under the Internal Revenue Code of 1986 (the "Code"), and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION
Total Return

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     Average annual total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used.

Yield

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi- annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                       ---
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.


                               GENERAL INFORMATION

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created eight series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to the Fund are allocated fairly among the Pinnacle Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

                              FINANCIAL STATEMENTS

     The semi-annual report to shareholders for Fund for the six-month period ended April 30, 1998 are separate documents supplied with this SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI.

                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such iss ues.

     Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation
"A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.